Exhibit 10.1

ADDENDUM #7 TO LEASE AGREEMENT

THIS ADDENDUM #7 TO LEASE AGREEMENT, dated as of February 3, 2006, is entered into by and between CIRCLE CAPITAL LONGMONT LLC, a Delaware limited liability company (“Landlord”) and ARRAY BIOPHARMA, INC., a Delaware corporation (“Tenant”).

Recitals:

A.                                   Landlord’s predecessor in interest and Tenant entered into a written lease agreement, dated February 28, 2000, as amended by Addendum to Lease Agreement #1 dated May 24, 2001, Addendum to Lease Agreement #2, dated February 11, 2002, Addendum to Lease Agreement dated November 30, 2004, Addendum #4 to Lease Agreement dated August 1, 2005 (“Addendum #4), Addendum #5 to Lease Agreement dated November 30, 2005 (“Addendum #5) and Addendum #6 to Lease Agreement dated December 22, 2005 (“Addendum #6) (collectively, the “Lease”), pertaining to Suites A & B of the Building located at 2620 Trade Centre Avenue which Premises consist of approximately 43,200 rentable square feet of space (the “Premises”). (Initially capitalized terms not otherwise defined herein have the same meaning as in the Lease.)

B.                                     Under Addendum #4 to Lease Agreement, Tenant was granted an option, under certain terms, to lease additional space (as defined in Addendum #4, the “Expansion Option”) in the buildings located at 2500, 2420 and/or 2410 Trade Centre Avenue.  To exercise the Expansion Option, Tenant was required to give written notice to Landlord of its election to exercise the Expansion Option on or before the 120th day after mutual execution of Addendum #4.

C.                                     Under Addendum #5 to Lease Agreement, Tenant exercised the Expansion Option with respect to 2500 and 2420 Trade Centre Avenue and Tenant and Landlord amended the terms of the Expansion Option with respect to 2410 Trade Centre Avenue.  Under Addendum #6 to Lease Agreement, Tenant and Landlord further amended the terms of the Expansion Option with respect to 2410 Trade Centre Avenue.

D.                                    Tenant and Landlord wish to further amend the terms of the Expansion Option with respect to 2410 Trade Centre Avenue.

E.                                      Landlord and Tenant desire to amend the Lease in the manner and form hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, Landlord and Tenant hereby agree as follows:

1.                                       Modification of Section 3.  The date, February 6, 2006 in Section 3 of Addendum # 5 (as amended from December 31, 2005 by Amendment # 6) shall be amended to March 6, 2006.

2.                                       Modification of Section 5.  The date, February 6, 2006 in Section 5 of Addendum # 5 (as amended from December 31, 2005 by Amendment # 6) shall be amended to March 6, 2006.

3.                                       Conflicts. If there is any conflict between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall govern.  The Lease as hereby amended is in full force and effect, is hereby ratified and affirmed by the parties, and is binding upon the parties in accordance with its terms.

4.                                       Time of Essence.  Time is of the essence herein.

IN WITNESS WHEREOF, the parties have executed this Addendum as of the day and year first above written and is effective upon delivery of a fully executed copy to Tenant; the last date signed is the date of mutual execution as referred to above.

LANDLORD:	CIRCLE CAPITAL LONGMONT LLC

	By:	Circle Capital Property Management LLC, Authorized Agent

By
Date Signed			Terry Fitzpatrick, Manager

TENANT:	ARRAY BIOPHARMA, INC., a Delaware corporation

By
Date Signed			John R. Moore, General Counsel

ADDENDUM #8 TO LEASE AGREEMENT

THIS ADDENDUM #8 TO LEASE AGREEMENT, dated as of March 1, 2006, is entered into by and between CIRCLE CAPITAL LONGMONT LLC, a Delaware limited liability company (“Landlord”) and ARRAY BIOPHARMA, INC., a Delaware corporation (“Tenant”).

Recitals:

A.                                   Landlord’s predecessor in interest and Tenant entered into a written lease agreement, dated February 28, 2000, as amended by Addendum to Lease Agreement #1 dated May 24, 2001, Addendum to Lease Agreement #2, dated February 11, 2002, Addendum to Lease Agreement dated November 30, 2004, Addendum #4 to Lease Agreement dated August 1, 2005 (“Addendum #4), Addendum #5 to Lease Agreement dated November 30, 2005 (“Addendum #5), Addendum #6 to Lease Agreement dated December 22, 2005 (“Addendum #6) and Addendum #7 To Lease Agreement dated February 28, 2006, (collectively, the “Lease”), pertaining to Suites A & B of the Building located at 2620 Trade Centre Avenue which Premises consist of approximately 43,200 rentable square feet of space (the “Premises”). (Initially capitalized terms not otherwise defined herein have the same meaning as in the Lease.)

B.                                     Under Addendum #4 to Lease Agreement, Tenant was granted an option, under certain terms, to lease additional space (as defined in Addendum #4, the “Expansion Option”) in the buildings located at 2500, 2420 and/or 2410 Trade Centre Avenue.  To exercise the Expansion Option, Tenant was required to give written notice to Landlord of its election to exercise the Expansion Option on or before the 120th day after mutual execution of Addendum #4.

C.                                     Under Addendum #5 to Lease Agreement, Tenant exercised the Expansion Option with respect to 2500 and 2420 Trade Centre Avenue and Tenant and Landlord amended the terms of the Expansion Option with respect to 2410 Trade Centre Avenue.  Under Addenda #6 and #7 to Lease Agreement, Tenant and Landlord further amended the terms of the Expansion Option with respect to 2410 Trade Centre Avenue.

D.                                    Tenant and Landlord wish to further amend the terms of the Expansion Option and to amend the terms of the Option to Purchase.

E.                                      Landlord and Tenant desire to amend the Lease in the manner and form hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, Landlord and Tenant hereby agree as follows:

1.                                       Option Space.  The building located at 2400 Trade Centre Avenue shall be deemed part of the Option Space and shall be included within, inter alia, the Expansion Option described in Section 10 of Addendum #4 and the option to purchase described in Section 12 of Addendum #4.

2.                                       Expansion Notice.  Upon execution by both Landlord and Tenant, this Addendum shall be deemed Tenant’s Expansion Notice with respect to the buildings located at 2410 and 2400 Trade Centre Avenue.

3.                                       Notice of Expansion Premises.  On or before March 31, 2006, Landlord shall notify Tenant in writing as to which of the buildings included within Tenant’s Expansion Notice (i.e., the buildings located at 2500, 2420, 2410 and 2400 Trade Centre Avenue) are included within the Expansion Premises.  Thereafter, the remaining procedures provided in Sections 10.B through 10.F of Addendum #4 shall govern the leasing of such space.

4.                                       Item deleted

5.                                       Conflicts. If there is any conflict between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall govern.  The Lease as hereby amended is in full force and effect, is hereby ratified and affirmed by the parties, and is binding upon the parties in accordance with its terms.

6.                                       Time of Essence.  Time is of the essence herein.

IN WITNESS WHEREOF, the parties have executed this Addendum as of the day and year first above written and is effective upon delivery of a fully executed copy to Tenant; the last date signed is the date of mutual execution as referred to above.

LANDLORD:	CIRCLE CAPITAL LONGMONT LLC

	By:	Circle Capital Property Management LLC, Authorized Agent

By
Date Signed			Terry Fitzpatrick, Manager

TENANT:	ARRAY BIOPHARMA, INC., a Delaware corporation

By
Date Signed